DB Draft 8/5/99



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                             CHARTER FINANCIAL, INC.
                                     SELLER


                                       AND


                         CHARTER FUNDING CORPORATION V,
                                   TRANSFEROR


                            -------------------------


                     SELLER CONTRIBUTION AND SALE AGREEMENT

                           Dated as of August 1, 1999


                            -------------------------


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



                                TABLE OF CONTENTS

                                                                                                                Page

RECITALS..........................................................................................................1


AGREEMENTS.........................................................................................................2


ARTICLE I. DEFINITIONS............................................................................................2


ARTICLE II. SALE AND CAPITAL CONTRIBUTION.........................................................................2

      Section 2.01 Sale and Capital Contribution of Leases and Equipment, Lease Receivables.......................2
      Section 2.02 Treatment as a Sale and Contribution; Grant of Security Interest...............................3

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER.........................................................4

      Section 3.01 Corporate Organization and Authority...........................................................4
      Section 3.02 Business and Property..........................................................................4
      Section 3.03 Financial Statements...........................................................................4
      Section 3.04 Equipment and Leases...........................................................................5
      Section 3.05 Payments.......................................................................................8
      Section 3.06 Full Disclosure................................................................................8
      Section 3.07 Pending Litigation.............................................................................8
      Section 3.08 Title to Properties............................................................................8
      Section 3.09 Transactions Legal and Authorized..............................................................9
      Section 3.10 Governmental Consent...........................................................................9
      Section 3.11 Taxes..........................................................................................9
      Section 3.12 Compliance with Law...........................................................................10
      Section 3.13 Ability to Perform............................................................................10
      Section 3.14 Ordinary Course; No Insolvency................................................................10
      Section 3.15 Assets and Liabilities........................................................................10
      Section 3.16 Fair Consideration............................................................................11
      Section 3.17 Ability to Pay Debts..........................................................................11
      Section 3.18 Bulk Transfer Provisions......................................................................11
      Section 3.19 Transfer Taxes................................................................................11
      Section 3.20 Principal Executive Office....................................................................11
      Section 3.21 Sale and Contribution Treatment...............................................................12
      Section 3.22 Nonconsolidation..............................................................................12
      Section 3.23 Lease Repurchase..............................................................................12

ARTICLE IV. THE SELLER...........................................................................................13

      Section 4.01 Merger or Consolidation of the Seller.........................................................13
      Section 4.02 Control of Transferor.........................................................................13
      Section 4.03 Books and Records.............................................................................13

      Section 4.04 Communications................................................................................13

ARTICLE V. SUBSTITUTION AND ADDITION OF LEASES...................................................................13

      Section 5.01 Substitution and Addition.....................................................................13
      Section 5.02 Procedure.....................................................................................14
      Section 5.03 Seller's Subsequent Obligations...............................................................15

ARTICLE VI. ASSIGNMENT...........................................................................................16

      Section 6.01 Assignment to Trustee.........................................................................16
      Section 6.02 Assignment by Seller..........................................................................16

ARTICLE VII. NATURE OF OBLIGATIONS AND SECURITY THEREFOR.........................................................16

      Section 7.01 Obligations Absolute..........................................................................16
      Section 7.02 Further Assurances; Financing Statements......................................................17

ARTICLE VIII. MISCELLANEOUS......................................................................................17

      Section 8.01 Continuing Obligations........................................................................17
      Section 8.02 GOVERNING LAW.................................................................................17
      Section 8.03 Successors and Assigns........................................................................17
      Section 8.04 Modification..................................................................................17
      Section 8.05 No Petition or Proceedings....................................................................18
      Section 8.06 Notices.......................................................................................18
      Section 8.07 Counterparts..................................................................................18




Schedule 1 - Schedule of Leases

                     SELLER CONTRIBUTION AND SALE AGREEMENT


     This SELLER CONTRIBUTION AND SALE AGREEMENT is made and dated as of August 1, 1999, by and between CHARTER FUNDING CORPORATION V, a New York corporation, as purchaser hereunder (the "Transferor") and CHARTER FINANCIAL, INC., a New York corporation, as seller of the Leases (the "Seller").

                                 R E C I T A L S

     WHEREAS, pursuant to this Seller Contribution and Sale Agreement, Charter Financial, Inc. (the "Seller") is selling and making certain capital contributions to Charter Funding Corporation V (the "Transferor") with respect to the Leases, the related Equipment and other assets described therein (the "Transferred Assets").

     WHEREAS, pursuant to the Transferor Contribution and Sale Agreement, the Transferor is selling and making certain capital contribution to Charter Equipment Lease 1999-1 LLC (the "Issuer"), with respect to the Transferred Assets.

     WHEREAS, pursuant to the Indenture, the Issuer is pledging the Transferred Assets thereunder for the benefit of the Holders of the Notes (as detailed below) and is issuing one class of [ ]% Class A-1 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-1 Notes"), one class of [ ]% Class A-2 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-2 Notes"), one class of [ ]% Class A-3 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-3 Notes"), one class of [ ]% Class A-4 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), one class of [ ]% Class B Leased-Backed Notes, [ ] (the "Class B Notes"), in the aggregate principal amount of $[ ], one class of [ ]% Class C Lease-Backed Notes, [ ], in the aggregate principal amount of $[ ] (the "Class C Notes"), one class of [ ]% Class D Leased-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class D Notes"); together with the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes, are referred to collectively as the "Notes").

     WHEREAS, pursuant to the Indenture, the Issuer is granting, inter alia, to the Trustee, for the benefit of the Holders from time to time of the Notes, a security interest in all right, title and interest of the Issuer in, to and under the Leases, the interests in the Equipment and the other Transferred Assets and the Servicing Agreement.

     NOW, THEREFORE, the parties hereto agree, in consideration of the mutual agreements set forth herein and other valuable consideration provided, as follows:

                               A G R E E M E N T S

     ARTICLE I. DEFINITIONS

     As used in this Seller Contribution and Sale Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

     Lease - at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof and of the Servicing Agreement.

     Predecessor Lease - as defined in Section 5.01 hereof.

     Schedule of Leases - the schedule of Leases, annexed hereto as Schedule 1 as may be amended from time to time.

     Servicing Agreement - the Servicing Agreement dated as of August 1, 1999 among Charter Equipment Lease 1999-1 LLC, LaSalle Bank National Association, as Trustee and Charter Financial, Inc. as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Substitute Lease - as defined in Section 5.01 hereof.

     Transfer Taxes - as defined in Section 3.19 hereof.

     To the extent capitalized terms are used herein which are not otherwise defined, such terms shall have meanings defined in the Servicing Agreement.

     ARTICLE II. SALE AND CAPITAL CONTRIBUTION

     Section 2.01 Sale and Capital Contribution of Leases and Equipment, Lease Receivables.

     By their execution and delivery of this Seller Contribution and Sale Agreement, the Seller hereby sells, contributes and assigns to the Transferor, and the Transferor hereby acquires from the Seller without recourse (except to the extent of the Seller's purchase obligations as set forth herein), all of the Seller's right, title and interest in and to each of the Leases and the Lease Receivables (including the right to receive all payments due or to become due thereunder since the Cut-Off Date, or the related Transfer Date with respect to Additional Leases or Substitute Leases), as shown on the Schedule of Leases from time to time. The Seller and the Transferor each acknowledge and confirm that contemporaneously with the sale and the contribution of the Leases as hereinabove provided, the Seller, as the holder of the common stock of the Transferor, is selling, contributing and transferring to the Transferor, and in connection with each transfer and assignment of Additional Leases and Substitute Leases the Seller will sell, contribute and transfer to the Transferor, without recourse, all right, title and interest of the Seller in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such sale, contribution and transfer by the Seller to the Transferor, all right, title and interest of the Seller in and to each item of Equipment subject to each Lease shall be vested in the Transferor. In each instance, the transfer of the Leases, the Lease Receivables and the Equipment shall be regarded as a sale, however to the extent that the sale price for the Lease, the Lease Receivables and the Equipment is less than the fair market value thereof, the difference shall be deemed to be a capital contribution by the Seller to the Transferor.

     Section 2.02 Treatment as a Sale and Contribution; Grant of Security Interest.

     It is the intention of the parties hereto that each transfer of Leases, Additional Leases, Substitute Leases, Lease Payments and all other amounts due or becoming due with respect thereto and Equipment (or interests therein) being made hereunder shall constitute a sale and a capital contribution, as desired in
Section 2.01 hereof, and not a loan. The Seller shall not take any action inconsistent with the treatment of such transfers as sales and capital contributions, as desired in Section 2.01 hereof, or with the Transferor's ownership of the Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment. The Seller shall indicate in its records that ownership of each of the Leases, the Lease Receivables and the interests in the Equipment is held by the Transferor, and each shall respond to any inquiries from third parties by indicating that its ownership in the Leases, Additional Leases, Substitute Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment is held by the Transferor. In the event, however, that a court of competent jurisdiction were to hold that any transaction evidenced hereby constitutes a loan and not a capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Transferor shall be deemed to have been granted a first priority security interest in (a) the Leases and all Lease Payments, Casualty Payments, Termination Payments, and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty
Payments, Termination Payments and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Transferor to or under any guarantees of or collateral (including all rights of the Transferor in any security deposits) for the Lessee's obligations under any Lease, (c) all interests of the Transferor in the Equipment at any time subject to any Lease including any security interest of the Seller in the Equipment and
(d) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property.

     ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to the accuracy and correctness of the statements set forth in Section 3.01 through Section 3.22.

     Section 3.01 Corporate Organization and Authority.

     The Seller:

     (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

     (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Seller or impair the enforceability of any Lease) and to enter into and perform its obligations under this Seller Contribution and Sale Agreement, and the transactions contemplated hereby, including the Seller's support obligations hereunder, and


     (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Transferred Assets or the business or condition (financial or otherwise) of the Seller or impair the enforceability of any Lease).


     Section 3.02 Business and Property.

     The Prospectus and the Private Placement Memoranda, accurately describe in all material respects the general nature of the business of the Seller.

     Section 3.03 Financial Statements.

     Except as disclosed in the Prospectus and the Private Placement Memoranda, there has been no change in the business, condition or prospects (financial or otherwise) of the Seller except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither the Seller nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those for which adequate reserves are reflected in such financial statements and certain contingent obligations of the Seller relating to other asset securitization transactions involving the Seller.

     Section 3.04 Equipment and Leases.

     (a) The transfer to the Transferor of the Leases and all of the Seller's right, title and interest in each item of Equipment does not violate the terms or provisions of any Lease or any other agreement to which the Seller is a party or by which it is bound.

     (b) Upon completion of the transfer described in Article II hereof, the Transferor will (i) be the legal owner of the Leases (including the right to receive all payments due or to become due thereunder), (ii) have a valid security interest in each item of Equipment subject to any Lease other than a Rent Stream Obligation. At such time, the Leases (including the right to receive all payments due or to become due thereunder) and the Seller's interest in the Equipment will be free and clear of all Liens other than Permitted Encumbrances.

     (c) With respect to any Lease, other than an Additional Lease or a Substitute Lease, as of the Cut-Off Date, or with respect to any Additional Lease or any Substitute Lease, as of the related Transfer Date, the Seller represents and warrants that each Lease shall comply with the following:

          (i) the Lease is a valid and binding obligation of the Lessee enforceable against such Lessee in accordance with its terms (except as may be limited by bankruptcy laws, other laws affecting creditor's rights in similar transactions generally, and judicial powers of equity);

          (ii) the Lease constitutes a non-cancellable, "hell or high water" obligation of the Lessee and requires the Lessee to make all Lease Payments thereon regardless of the condition of the Equipment to which the Lease relates;

          (iii) the Lease is non-cancellable by the Lessee and does not contain early termination options (except for a Lease which contains early termination or prepayment clauses, which requires the Lessee to pay the Prepayment Amount for such Lease upon such cancellation or prepayment);

          (iv) all payments payable under the Lease are absolute, unconditional obligations of the Lessee without right to offset for any reason;

          (v) the Lease requires the Lessee or a third party to maintain the Equipment in good working order, to bear all the costs of operating the Equipment, including taxes and insurance relating thereto;

          (vi) the Lease does not materially violate any U.S. or state laws;

          (vii) the Lease provides for periodic payments;

          (viii) in the event of a Casualty Loss with respect to the Lease, the Lessee, at the Lessee's expense, is required to replace the Equipment with like equipment in good repair, acceptable to the Servicer or pay at a minimum the outstanding principal or net book value of the Leases and any applicable make whole premium, if any;

          (ix) the Lease was originated by the Seller, or was acquired by the Seller in a "true sale" in the ordinary course of its business and in a manner which satisfies the underwriting practices set forth in the Credit and Collection Policy as in effect from time to time;

          (x) the Lease has been sold to the Seller free and clear of any Liens other than Permitted Encumbrances;

          (xi) the Lease is assignable without prior written consent of the Lessee;

          (xii) the Lease is denominated and payable only in U.S. dollars, the Lessor is located in the United States and one or more Obligors who are fully liable under the Lease are located in the United States;

          (xiii)  the Lease is not a  "consumer  lease"  within  the  meaning of
     Article 2A of the UCC in any jurisdiction where such Article 2A has been adopted and governs the construction thereof;

          (xiv) the lease, to the extent such Lease was reacquired by the Seller from an affiliate prior to its conveyance in this transaction, was acquired by the Seller in a "true sale";

          (xv) no adverse selection was used in selecting the Lease for transfer to the Transferor;

          (xvi) the Lessee has represented to the Seller or Vendor that it has accepted the Equipment;

          (xvii) the Lessee is not a subject of an insolvency or bankruptcy proceeding at the time of the transfer;

          (xviii) the Lease is not a Defaulted Lease;

          (xix) the maximum remaining term of the Lease does not exceed 84 months;

          (xx) the Lease is not more than 60 days past due at time of transfer to the Transferor;

          (xxi) (A) with respect to any Lease other than a Rent Stream Obligation, such Lease is a Finance Lease, and (B) with respect to any Lease other than a Rent Stream Obligation or a Synthetic Lease, such Lease provides that by the end of the lease term, the Lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option;

          (xxii) at least one Lease Payment has been paid by the Obligor on such Lease;

          (xxiii) at the time that the Seller conveyed its right, title and interest in the Lease and the related Equipment, the Seller had no knowledge that any item of such Equipment had suffered any loss or damage which has not been repaired;

          (xxiv) at the time that the Seller conveyed its right, title and interest in the Lease and the related Equipment, such Lease shall not have been amended, altered or modified in any respect, except in writing and all such writings shall be contained in the Lease File in which the Lease itself is contained;

          (xxv) if a Synthetic Lease, such Lease was originated by the Seller and not acquired by the Seller from a third party;

          (xxvi) at the time that the Seller conveyed its right title and interest in the Lease and the related Equipment, (A) except to the extent that payments have been previously received on such Lease, the Obligor will not have been released, in whole or in part, from any of its obligations in respect of such Lease, (B) except as shown in the Lease File, no Equipment related to such Lease will have been released, in whole or in part, from such Lease, and (C) except as shown in the Lease File, neither the operation of the Lease nor the exercise of any rights thereunder, nor the execution of any instrument, nor the occurrence of any facts or circumstances, has rendered or will render such Lease unenforceable, in whole or in part, or subject such Lease or any related Equipment to any right of rescission, setoff, counterclaim or defense (including, without limitation, the defense of usury);

          (xxvii) with respect to a Lease which had been acquired by Charter Financial, Inc. from a third party originator, other than an affiliate of Charter Financial, Inc., UCC filings have been filed to reflect the assignment of the security interest from the third party originator to Charter Financial, Inc.; and

          (xxviii) with respect to a Lease which is a Financial Lease, Charter Financial, Inc. has made all necessary UCC filings in all states where the related Equipment is located, naming the Lessee as debtor and Charter Financial, Inc. as secured party, to perfect the security interest of Charter Financial, Inc. in such Equipment.

     (d) the Transferor represents and warrants that as of the Cut-Off-Date:

          (i) no more than 2.5% of the Leases by Discounted Lease Balance have Equipment which is subject to certificate of title regulations in any jurisdiction;

          (ii) the information set forth in the Schedule of Leases is true and correct;

          (iii) no less than 98% of the Leases by Discounted Lease Balance have Lease Payments which are scheduled to be paid in monthly intervals; and

          (iv) the Leases which are Rent Stream Obligations which were issued by any individual third party issuer (including, without limitation, an affiliate of Charter) do not represent more than 1.5% of the Aggregate Discounted Lease Balance.

     Section 3.05 Payments.

     The portfolio detail delivered or to be delivered to the Trustee on or prior to the Closing Date (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid, (ii) accurately sets forth, as of the Cut-Off Date, the information with respect to certain other characteristics of the Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects.

     Section 3.06 Full Disclosure.

     The Prospectus and the Private Placement Memoranda (including, without limitation, the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of their respective dates, do not contain any untrue statement of a material fact or omit a material fact
necessary  to  make  the  statements   contained   therein,   in  light  of  the
circumstances under which they were made, not misleading. There is no fact peculiar to the Seller or any Affiliate of the Seller or, to the knowledge of the Seller, any Lease, Lessee or item of Equipment, which the Seller has not or will not disclose in the Prospectus or the Private Placement Memoranda which materially affects adversely nor, so far as the Seller can now reasonably foresee, will materially affect adversely the ability of the Seller to perform the transactions contemplated by this Seller Contribution and Sale Agreement.

     Section 3.07 Pending Litigation.

     There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Seller threatened, against or affecting the Seller or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Seller and its subsidiaries, or the ability of the Seller to perform its obligations under this Seller Contribution and Sale Agreement. The Seller is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     Section 3.08 Title to Properties.

     Immediately following the transfer by the Seller to the Transferor of the Leases and the Seller's interest in the Equipment, the Leases (including the right to receive all payments due or to become due thereunder) and the interest in the Equipment will be free and clear of all Liens other than Permitted Encumbrances.

     Section 3.09 Transactions Legal and Authorized.

     The transfer by the Seller of all of its right, title and interest in and to each item of Equipment and each Lease (including the right to receive all payments due or to become due thereunder) and compliance by the Seller with all of the provisions of this Seller Contribution and Sale Agreement:

     (a) have been duly authorized by all necessary corporate action on the part of the Seller, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Seller except such as have been duly obtained;

     (b)  are within the corporate powers of the Seller; and

     (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Seller under the provisions of, any agreement, charter, instrument, by-law or other instrument to which the Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Seller or its properties, or any order to which the Seller or its properties is subject, of or by any government or governmental agency or authority.

     Section 3.10 Governmental Consent.

     No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Seller in connection with the execution and delivery of this Seller Contribution and Sale Agreement or the contribution of the Leases and Equipment.

     Section 3.11 Taxes.

     (a) All tax returns required to be filed by the Seller or any subsidiary in any jurisdiction have in fact been filed or a valid extension obtained, and all taxes, assessments, fees and other governmental charges upon the Seller or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Seller's knowledge all such tax returns were true and correct and neither the Seller nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

     (b) The provisions for taxes on the books of the Seller and each of its subsidiaries are in accordance with generally accepted accounting principles.

     Section 3.12 Compliance with Law.

                  The Seller:

     (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

     (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

     (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Seller and its subsidiaries.

     Section 3.13 Ability to Perform.

     At the date hereof, the Seller does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Seller Contribution and Sale Agreement.

     Section 3.14 Ordinary Course; No Insolvency.

     The transactions contemplated by the Notes, the Indenture and this Seller Contribution and Sale Agreement are being consummated by the Seller in furtherance of the Seller's ordinary business purposes and constitute a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Seller will not, either as a result of the transaction contemplated by this Seller Contribution and Sale Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

     Section 3.15 Assets and Liabilities.

     (a) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Seller Contribution and Sale Agreement, the present fair salable value of the Seller's assets was or will be in excess of the amount that will be required to pay the Seller's probable liabilities as they then exist and as they become absolute and matured; and

     (b) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Seller Contribution and Sale Agreement, the sum of the Seller's assets was or will be greater than the sum of the Seller's debts, valuing the Seller's assets at a fair salable value.

     Section 3.16 Fair Consideration.

     The consideration received by the Seller, in exchange for the Leases (including the right to receive all payments due or to become due thereunder) and the transfer of its interests in the Equipment, is fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Seller.

     Section 3.17 Ability to Pay Debts.

     Neither as a result of the transaction contemplated by this Seller Contribution and Sale Agreement nor otherwise does the Seller believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

     Section 3.18 Bulk Transfer Provisions.

     The transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Seller pursuant to this Seller Contribution and Sale Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     Section 3.19 Transfer Taxes.

     The transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests in the Equipment by the Seller pursuant to this Seller Contribution and Sale Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller to any federal, state or local government ("Transfer Taxes"). In the event that the Transferor receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Leases and/or its interests in the Equipment, on written demand by the Transferor, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Transferor, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

     Section 3.20 Principal Executive Office.

     The principal executive office of the Seller is located at 530 Fifth Avenue, New York, New York 10036.

     Section 3.21 Sale and Contribution Treatment.

     The Seller will treat the transfer to the Transferor of the Leases and the Lease Receivables as a sale and a capital contribution as described in Section
2.06 hereof and absolute assignment for tax reporting and accounting purposes.

     Section 3.22 Nonconsolidation.

     The Seller is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with the Transferor, such that the separate existence of the Seller and the Transferor would be disregarded in the event of a bankruptcy or insolvency of the Seller or the Transferor, and in such regard:


     (a) the Seller maintains separate corporate records and books of account from the Transferor and otherwise observes corporate formalities and has separate business office space from the Transferor;


     (b) the financial statements and books and records of the Seller prepared after the Issuance Date will reflect the separate existence of the Transferor;


     (c) the Seller maintains its assets separately from the assets of the Transferor (including through the maintenance of a separate bank account), the Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of the Transferor;


     (d) all business correspondence of the Seller and other communications are conducted in the Seller's own name and on its own stationery; and


     (e) the Transferor does not act as an agent of the Seller in any capacity and the Seller does not act as agent for the Transferor, other than as Servicer pursuant to the Servicing Agreement, but instead presents itself to the public as a corporation separate from the Transferor.


     Section 3.23 Lease Repurchase

     In the event that any of the representations or warranties made by the Seller in Section 3.04 or Section 3.05 with respect to any of the Leases proves at any time to have been inaccurate in any material respect as of the Closing Date or the related Transfer Date, as applicable, and the event or condition causing such inaccuracy shall not have been cured or corrected within 30 days of the earlier of the date on which (a) the Seller is given notice thereof by the Issuer, the Transferor, or the Trustee, or (b) on the date on which the Seller otherwise first has notice thereof, the Seller shall, unless it has otherwise substituted a Substitute Lease for such Lease, purchase such Lease not later than the third Business Day after the Calculation Date next following the expiration of such 30 day period described herein in an amount equal to the Lease Repayment Amount for such Lease, and in addition, the Seller shall, at the same time, reimburse to the Servicer any Servicer Advances made with respect to such Lease.

     ARTICLE IV. THE SELLER

     Section 4.01 Merger or Consolidation of the Seller.

     The Seller will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Seller's duties under this Seller Contribution and Sale Agreement.

     The Seller shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not the Seller, shall execute and deliver to the Transferor or the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Seller hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Seller hereunder.

     Section 4.02 Control of Transferor.

     So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Seller will not (i) sell, pledge or otherwise transfer any of its common stock in the Transferor held by the Seller or (ii) vote such common stock interests in favor of any amendment to or alteration of the articles of incorporation of the Transferor.

     Section 4.03 Books and Records.

     The Seller will clearly mark its books and records to reflect the sales and contributions of Leases and Equipment pursuant to this Agreement.

     Section 4.04 Communications.

     The Seller will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has contributed the Leases and its right, title and interest in the related Equipment and that the Transferor now holds title to the Leases and such interest in the related Equipment.

     ARTICLE V. SUBSTITUTION AND ADDITION OF LEASES

     Section 5.01 Substitution and Addition.

     (a) Subject to the satisfaction of the requirements set forth in Section 5.01(c) hereof, the Seller will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease (for purposes of this Article V referred to as a "Predecessor Lease") and the Equipment subject thereto if:

          (i) the Predecessor Lease became (A) a Defaulted Lease, (B) a Lease subject to a Warranty Event or (C) a Lease which is the subject of a Casualty Loss, during the immediately preceding Collection Period; and

          (ii) if Section 5.01(a)(i)(A) or (C) is applicable, the aggregate Discounted Lease Balance of the Leases that are, or have been, Predecessor Leases shall not in the aggregate exceed 10% of the Discounted Lease Balance of the Leases on the Cut-Off Date.

     (b) Subject to the satisfaction of the requirements set forth in Section 5.01(c) hereof, in the event of an Early Lease Termination which has been prepaid in full, the Transferor will have the option to reinvest the proceeds of such Early Termination Lease in one or more Additional Leases. The purchase price of such Additional Lease or Leases will be an amount paid to the Transferor equal to the proceeds of such Early Termination Lease.

     (c) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:


          (i) the final payment on such Substitute Lease or Additional Lease must be on or prior to the date of the final payment of the Predecessor Lease or Early Termination Lease;


          (ii) after giving effect to such additions and substitutions, the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) and the Discounted Lease Balance of the Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases and the Discounted Lease Balance of the Leases, respectively prior to such substitution or addition or adjustment; and

          (iii) after giving effect to such adjustments, additions, and substitutions pursuant to Article IV, the weighted average remaining term of the Leases must not be greater than the weighted average remaining term of the Leases prior to such adjustment, addition, and substitution.

     (d) Each addition and substitution pursuant to this Section 5.01 shall include the right to receive all amounts due or to become due under each Substitute Lease being substituted or Additional Leases being purchased and any security deposits paid by the related Lessee to the Seller in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease and any payments due before the Transfer Date as to which such substitution or addition is made). At the time of each such substitution and addition, the Seller shall transfer to the Trustee all Lease Payments actually received by the Seller which became due on or after the related Transfer Date.

     Section 5.02 Procedure.

     (a) By 11:00 A.M. on the third Business Day following each Transfer Date, the Seller shall give written notice to the Servicer of any substitution pursuant to Section 5.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Collection Period. By 11:00 A.M.

on the fourth Business Day following each Payment Date, the Seller shall deliver to the Servicer and the Trustee and, to the extent not included in the Monthly Servicer Report, the Trustee shall promptly deliver to each Rating Agency (i) a supplement to Schedule 1 hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officer's Certificate
(A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment under each such Predecessor Lease and the amount of each periodic Lease Payment under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and
(iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to the Servicing Agreement and to otherwise carry out its duties as servicer under the Servicing Agreement.

     (b) Subject to the provisions of Section 5.03, the delivery of any Officer's Certificate and supplement to Schedule 1 pursuant to Section 5.02(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Collection Period (i) the Seller assigned to the Transferor, as a sale and a capital contribution in accordance with Section 2.01 hereof to the extent the assignment is made under Section 5.01(a)(i)(A) or (C) hereof all of the Seller's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement and the related rights described in Section 5.01 hereof, (ii) the Seller assigned to the Transferor, as a sale and a capital contribution in accordance with Section 2.01 hereof to the extent the assignment is made under Section 5.01(a)(i)(A) or (C), all of the Seller's right, title and interest in and to the Equipment subject to such Substitute Leases and Additional Leases (to the extent of the Seller's interest in such Equipment, including the Seller's security interest in any Equipment which is not owned by the Seller), and (iii) the Transferor assigned and transferred to the Seller, without representation or warranty, all of the Transferor's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officer's Certificate and the Equipment subject thereto (to the extent of the Transferor's interest in such Equipment, including the Transferor's security interest in any Equipment which is not owned by the Transferor). The Seller shall promptly cause to be delivered to the Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease and Additional Lease assigned to the Transferor pursuant to Section 5.01 hereof and the Transferor shall promptly request the Trustee to deliver to the Seller the original executed counterpart of each Predecessor Lease and each Early Termination Lease for which substitution or an addition has been made pursuant to Section 7.01 hereof.

     Section 5.03 Seller's Subsequent Obligations.

     Upon any  substitution  of Leases in accordance with the provisions of this
Article V, the Seller's obligations hereunder with respect to the Predecessor Lease shall cease but the Seller shall thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

     ARTICLE VI. ASSIGNMENT

     Section 6.01 Assignment to Trustee.

     It is understood that this Seller Contribution and Sale Agreement and all rights of the Transferor hereunder will be assigned by the Transferor to the Issuer pursuant to the Transferor Contribution and Sale Agreement, and thence by the Issuer to the Trustee pursuant to the Indenture, for the benefit of the Trustee, the holders from time to time of the Notes as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. The Seller hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Issuer, the Trustee, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

     Section 6.02 Assignment by Seller.

     None of the respective rights or obligations of the Seller hereunder may be assigned without the prior written consent of the Transferor and the Trustee (acting upon the instructions of the Holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes).

     ARTICLE VII. NATURE OF OBLIGATIONS AND SECURITY THEREFOR

     Section 7.01 Obligations Absolute.

     The obligations of the Seller hereunder, and the rights of the Trustee, as assignee of the Transferor, in and to all amounts payable by the Seller hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Seller may have against, the Transferor, the Issuer, the Trustee, and any holder of the Notes or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Seller Contribution and Sale Agreement terminate, or the respective obligations of the Transferor or the Seller be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of the Transferor, the Issuer, the Seller and the Trustee therein, or by reason of any Liens, encumbrances, security interests or rights of others with respect to any Lease or any unit of Equipment, or any failure by the Transferor to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Transferor, the Trustee, the Issuer, or any Holder of the Notes to the Seller or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against the Seller, the Issuer, the Transferor, the Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of the Seller hereunder and all amounts payable by the Seller hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Seller Contribution and Sale

Agreement. The Seller shall provide the Rating Agencies with notice of any assignment of any of its obligations hereunder.

     Section 7.02 Further Assurances; Financing Statements.


     The Seller agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Transferor or the Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Transferor or the Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments. Without limiting the generality of the foregoing, the Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Transferor or the Trustee may request to protect and preserve the assignments and security interests granted by this Agreement with respect to the Leases.


     ARTICLE VIII. MISCELLANEOUS

     Section 8.01 Continuing Obligations.

     This Seller Contribution and Sale Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

     Section 8.02 GOVERNING LAW.

     THIS SELLER CONTRIBUTION AND SALE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS SELLER CONTRIBUTION AND SALE AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS SELLER CONTRIBUTION AND SALE AGREEMENT.

     Section 8.03 Successors and Assigns.

     This Seller Contribution and Sale Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Transferor, the Seller, the Issuer and the Trustee and shall inure to the benefit of the successors and assigns of the Holders, from time to time, of the Notes.

     Section 8.04 Modification.

     The terms of this Seller Contribution and Sale Agreement shall not be waived, modified or amended without (a) the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the instructions of the Holders of 66-2/3% of the then
aggregate  unpaid   Outstanding   Principal  Amount  of  the

Notes); and (b) confirmation from the Rating Agencies that such waiver, modification or amendment will not cause the then existing rating of the Notes to be decreased.

     Section 8.05 No Petition or Proceedings.

     So long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash, the Seller hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Transferor any petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Transferor or the Issuer.

     Section 8.06 Notices.

     All notices and other communications given in connection with this Seller Contribution and Sale Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Seller, the Servicer, the Issuer and the Transferor, to 530 Fifth Avenue, New York, New York 10036
Attention:   Treasurer,   with  a  copy  to  the  General   Counsel   (telecopy:
212-805-1181), and in the case of the Trustee and the Holders of the Notes, to such addresses as are provided pursuant to Sections 1.05 and 1.06 of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 8.06.

     Section 8.07 Counterparts.

     This Seller Contribution and Sale Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

     IN  WITNESS   WHEREOF,   the  parties  hereto  have  executed  this  Seller
Contribution and Sale Agreement as of the date and year first written above.

                                                   CHARTER FINANCIAL, INC., as
                                                   Seller


                                                   By: _________________________
                                                       Name:
                                                       Title:



                                                   CHARTER FUNDING CORPORATION V

                                                   By: _________________________
                                                       Name:
                                                       Title:



The undersigned hereby acknowledges
receipt of a copy of the foregoing
Seller Contribution and Sale Agreement
and agrees to, and to be bound by, each
of the provisions thereof applicable to
the undersigned.

LASALLE BANK NATIONAL ASSOCIATION,
  as Trustee


By: _________________________
    Name:
    Title:


         [Signature Page to the Seller Contribution and Sale Agreement]

                                                                      SCHEDULE 1


                               SCHEDULE OF LEASES